EXHIBIT 21

                               ALLTEL Corporation
                         Subsidiaries of the Registrant


                                                                     State of
                                                                  Incorporation
 COMMUNICATIONS COMPANIES:                                        --------------

 ALLTEL Alabama, Inc.                                             Alabama
 ALLTEL Arkansas, Inc.                                            Arkansas
 ALLTEL Carolina, Inc.                                            North Carolina
 ALLTEL Florida, Inc.                                             Florida
 ALLTEL Georgia, Inc.                                             Georgia
 ALLTEL Georgia Communications Corp.                              Georgia
 ALLTEL Kentucky, Inc.                                            Kentucky
 ALLTEL Mississippi, Inc.                                         Mississippi
 ALLTEL Missouri, Inc.                                            Missouri
 ALLTEL New York, Inc.                                            New York
 ALLTEL Ohio, Inc.                                                Ohio
 ALLTEL Oklahoma, Inc.                                            Arkansas
 ALLTEL Pennsylvania, Inc.                                        Pennsylvania
 ALLTEL South Carolina, Inc.                                      South Carolina
 Georgia ALLTEL Communicon Co.                                    Illinois
 Georgia ALLTELCOM Co.                                            Indiana
 Georgia ALLTEL Telecom Inc.                                      Michigan
 Georgia Telephone Corporation                                    Georgia
 Missouri Telephone Cellular Systems, Inc.                        Missouri
 Oklahoma ALLTEL, Inc.                                            Oklahoma
 Sugar Land Telephone Company                                     Texas
 Texas ALLTEL, Inc.                                               Texas
 The Western Reserve Telephone Company                            Ohio
 ALLTEL Communications, Inc.                                      Delaware
 ALLTEL Communications Group, Inc.                                Delaware
 ALLTEL Communications Services Corporation                       Ohio
 ALLTEL Mobile Communications, Inc.                               Delaware
 ALLTEL Mobile Communications of the Carolinas, Inc.              North Carolina
 360 Communications Company                                       Delaware
 360 Communications Company Investment Company                    Delaware
 360 Communications Company Investment Company of Delaware        Delaware
 360 Communications Company Investment Company of Florida         Delaware
 360 Communications Company Investment Company of Greensboro      North Carolina


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

EXHIBIT 21
ALLTEL Corporation
Subsidiaries of the Registrant, continued


                                                                     State of
                                                                  Incorporation
 COMMUNICATIONS COMPANIES: (continued)                            --------------

 360 Communications Company of Alabama                            Delaware
 360 Communications Company of Charlottsville                     Virginia
 360 Communications Company of Florida                            Delaware
 360 Communications Company of Hickory No. 1                      Delaware
 360 Communications Company of Indiana No. 1                      Delaware
 360 Communications Company of Iowa                               Delaware
 360 Communications Company of Missouri No. 1                     Delaware
 360 Communications Company of Nebraska                           Delaware
 360 Communications Company of New Mexico                         Delaware
 360 Communications Company of North Carolina No. 1               Delaware
 360 Communications Company of Ohio No. 1                         Delaware
 360 Communications Company of Ohio No. 2                         Delaware
 360 Communications Company of Ohio No. 3                         Delaware
 360 Communications Company of Ohio No. 4                         Delaware
 360 Communications Company of Peoria                             Illinois
 360 Communications Company of Pennsylvania No. 1                 Delaware
 360 Communications Company of Pennsylvania No. 2                 Delaware
 360 Communications Company of Pennsylvania No. 3                 Delaware
 360 Communications Company of South Carolina No. 1               Delaware
 360 Communications Company of South Carolina No. 2               Delaware
 360 Communications Company of Tennessee No. 1                    Delaware
 360 Communications Company of Tennessee No. 2                    Delaware
 360 Communications Company of Texas No. 1                        Delaware
 360 Communications Company of Texas No. 2                        Delaware
 360 Communications Company of Texas No. 3                        Delaware
 360 Communications Company of Virginia                           Virginia
 360 Communications Company of Lynchburg                          Virginia
 360 Communications Company of Petersburg                         Virginia
 360 Long Distance, Inc.                                          Iowa
 360 Paging, Inc.                                                 Delaware
 Centel Cellular Company of Laredo                                Delaware
 Empire Cellular, Inc.                                            Kansas
 Petersburg Cellular Telephone Company, Inc.                      Virginia
 TeleSpectrum, Inc.                                               Kansas
 TeleSpectrum of Virginia, Inc.                                   Virginia
 Virginia Metronet, Inc.                                          Delaware

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

EXHIBIT 21
ALLTEL Corporation
Subsidiaries of the Registrant, continued


                                                                    Country or
                                                                     State of
                                                                  Incorporation
 OTHER COMPANIES:                                                 --------------

 ALLTEL Business Services, Inc.                                   Delaware
 ALLTEL Corporate Services, Inc.                                  Delaware
 ALLTEL Distribution, Inc.                                        Delaware
 ALLTEL Holding, Inc.                                             Delaware
 ALLTEL International Holdings, Inc.                              Delaware
 ALLTEL Mauritius Holdings, Inc.                                  Delaware
 ALLTEL Publishing Corporation                                    Ohio
 ALLTEL Publishing Listing Management Corporation                 Pennsylvania
 ALLTEL Supply, Inc.                                              Ohio
 ALLTEL Supply International, Inc.                                Ohio
 CP National Corporation                                          California
 Control Communications Industries, Inc.                          Delaware
 Dynalex, Inc.                                                    California
 FC Paramount, Inc.                                               Arkansas
 Ocean Technology, Inc.                                           California
 OTI International, Inc.                                          California
 Sygnis, Inc.                                                     Arkansas
 ALLTEL Information Services, Inc.                                Arkansas
 ALLTEL Information Services International, Ltd.                  Delaware
 ALLTEL Information Services International Holdings, Inc.         Delaware
 ALLTEL Information Services, Limited                             United Kingdom
 ALLTEL Information Services Canada Limited                       Canada
 ALLTEL Information Services (France) SARL                        France
 ALLTEL Information Services (Germany) GmbH                       Germany
 ALLTEL Information Services (Greece) S.A.                        Greece
 ALLTEL Information Services (Hong Kong) Limited                  Hong Kong
 ALLTEL Information (India) Private Limited                       India
 ALLTEL Information (Mauritius) Inc.                              Mauritius
 ALLTEL Information Services (Netherlands) B.V.                   Amsterdam
 ALLTEL Information Services (New Zealand) Limited                New Zealand
 ALLTEL Information Services (Poland) Sp.z.o.o.                   Poland
 ALLTEL Information Services (Thailand) Limited                   Thailand
 ALLTEL International, Limited                                    Jamaica
 ALLTEL International Resource Management, Inc.                   Delaware
 ALLTEL Servicios de Informacion (Costa Rica) S.A.                Costa Rica
 ALLTEL Wholesale Banking Solutions, Inc.                         New York
 Computer Power, Inc.                                             Florida
 Vertex Banking Systems, Limited                                  United Kingdom

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